Subsequent events	12 Months Ended
Sep. 30, 2021
Subsequent events
Subsequent events

Note 38. Subsequent events

Since 30 September 2021, the Board has determined to pay a fully franked final dividend of 60 cents per fully paid ordinary share. The dividend is expected to be $2,201 million. The dividend is not recognised as a liability at 30 September 2021. The proposed payment date of the dividend is 21 December 2021.

The Board has determined to satisfy the DRP for the 2021 final dividend by arranging for the purchase of shares in the market by a third party. The market price used to determine the number of shares allocated to DRP participants will be set over the 10 trading days commencing 11 November 2021 and will not include a discount.

Off-market buy-back

Westpac has announced an off-market buy-back of up to $3.5 billion worth of Westpac shares. Westpac’s operating performance and progress on strategic priorities, including the completion of a number of divestments, have contributed to a strong capital position, allowing Westpac to return capital to shareholders.

No other matters have arisen since the year ended 30 September 2021 which are not otherwise dealt with in this report, that have significantly affected or may significantly affect the operations of the Group, the results of its operations or the state of affairs of the Group in subsequent periods.